UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 14, 2004
(Date of earliest event reported)

ANTs Software, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-16299	133054685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Mahler Rd. Ste G, Burlingame CA	94010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   650-692-0219

Item 5. Other Events and Regulation FD Disclosure.

On January 14, 2004 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs Software, Inc. (Registrant)
January 14, 2004 (Date)	/s/ KENNETH RUOTOLO Kenneth Ruotolo Chief Financial Officer and Secretary